DELAWARE(SM)
INVESTMENTS
-----------                                       Delaware Social Awareness Fund


Growth of Capital
















                                               2 0 0 0  A N N U A L  R E P O R T


(Growth of Capital Artwork)

TABLE OF CONTENTS
-----------------

Letter to Shareholders                                          1

Portfolio Management
Review                                                          3

Performance Summary                                             6

Financial Statements

   Statement of Net Assets                                      7

   Statement of Operations                                     11

   Statements of Changes in
   Net Assets                                                  12

   Financial Highlights                                        13

   Notes to Financial
   Statements                                                  17

   Report of Independent
   Auditors                                                    20


A TRADITION OF SOUND INVESTING SINCE 1929
-----------------------------------------


A Commitment To Our Investors

Experienced

[ ] Our seasoned investment professionals average 11 years' experience.

[ ] We began managing investments in 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a full range of economic and market environments.

Disciplined

[ ] We follow strict investment policies and clear buy/sell guidelines.

[ ] We strive to balance risk and reward in order to provide sound investment alternatives within any given asset class.


Consistent

[ ] We clearly articulate our investment policies and follow them consistently.

[ ] Our commitment to consistency has earned us the confidence of discriminating institutional and individual investors to manage approximately $43 billion in assets as of December 31, 2000.

Comprehensive

[ ] We offer more than 70 mutual funds in these asset classes.

    o Large-cap equity                    o High-yield bonds

    o Mid-cap equity                      o Investment grade bonds

    o Small-cap equity                    o Municipal bonds

    o International equity                  (single-state and national funds)

    o Balanced                            o International fixed-income

[ ] Our funds are available through financial advisers who can offer you individualized attention and valuable investment advice.


Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

(C)Delaware Distributors, L.P.

Dear Shareholder

"AS OF NOVEMBER 30, 2000,
THE U.S. STOCK MARKET
HAD JUST YIELDED A THIRD
CONSECUTIVE MONTH OF
LACKLUSTER RETURNS, AND
THE EQUITY MARKETS
WERE ON THEIR WAY TO
FINISHING THEIR WORST
YEAR SINCE 1990."


January 9, 2001

Recap of Events --As of November 30, 2000, the U.S. stock market had just yielded a third consecutive month of lackluster returns, and the equity markets were on their way to finishing their worst year since 1990. Major U.S. equity indexes were down year to date in 2000, with the technology-heavy Nasdaq Composite Index off a notable 36.16% year to date and almost 50% from its March 10th peak.

There are a number of factors arguably contributing to the troubles, including high oil prices, tensions in the Middle East, corporate earnings disappointments, and tightening by an inflation-wary U.S. Federal Reserve Board early in 2000.

It is also clear that many investors and analysts in 2000 began reassessing stock valuations for companies that play a role in the New Economy. In December 1999 and through the first two months of 2000, growth stocks were completing a monumental price boom that was often led by hopeful prospects for technology, and in particular for Internet-related companies. The rest of 2000 was a reverse image of that speculative environment, however. Many technology stocks lost significant value in the spring, leading the broad market downward. The entire market has generally been volatile ever since and, as a result, we have seen an increased focus on corporate fundamentals as the year has progressed. We believe this newfound focus on fundamentals can be a positive development, as it helps move stocks toward values from which we can be optimistic about future returns.

Delaware Social Awareness Fund, by definition of its investment strategy, focuses on stocks with both growth and value characteristics. It holds stocks from a diverse array of industries, including banking, healthcare, technology, and telecommunications. Your Fund was negatively impacted by the volatile market conditions, returning -8.15% for the fiscal year ended November 30, 2000 (Class A shares at net asset value with distributions reinvested). The Fund's benchmark, the S&P 500 Index, returned -4.22% for the same period. The main reason for the Fund's underperformance was its exposure to technology stocks, several of which fell sharply in price during the latter part of the year.


Total Return

For the Period Ended November 30, 2000                        One Year
--------------------------------------------------------------------------------
Delaware Social Awareness Fund Class A Shares                  -8.15%
--------------------------------------------------------------------------------
Standard & Poor's 500 Index                                    -4.22%

Lipper Multi-Cap Core Funds Average (380 funds)                +1.03%
--------------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance for all Fund classes can be found on page 6. The S&P 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. The Lipper category represents the average of all multi-cap core funds tracked by Lipper (Source: Lipper Inc). You cannot invest directly in an index. Past performance is not a guarantee of future results.

"WE BELIEVE THAT THE
FEDERAL RESERVE IS
CURRENTLY ACHIEVING THE
SOFT LANDING IT SOUGHT
FOR THE U.S. ECONOMY,
AND THAT INVESTORS'
VARIOUS CONCERNS ARE
ALREADY REFLECTED IN
THE MARKET."




(Growth of Capital Artwork)



Difficult times in the stock market call for long-term mutual fund investors to remain disciplined. Down markets can represent opportunities. We feel that investors who stick to a regular investment plan, diversify their assets, and keep a long-term outlook are generally well prepared, regardless of short-term market direction. As always, we recommend that investors continue to rely on basic, sound principles of investing. For help with your financial plan, or with assessing your own risk tolerance and financial goals, contact your financial adviser.

Market Outlook -- The factors mentioned above as contributing to this year's market woes are almost identical to those seen in 1990. That year was the last in which the Dow Jones Industrial Average, the Nasdaq Composite Index, and the S&P 500 Index all finished down for the year.

The difference is that in 1990 the U.S. economy was in recession. We believe that the Federal Reserve is currently achieving the soft landing it sought for the U.S. economy, and that investors' various concerns are already reflected in the market. Although we expect market volatility may continue, it is our opinion that declining stock prices, positive fundamentals, and a healthy economic backdrop make the current environment for equity investing quite attractive.

On the pages that follow, Delaware Social Awareness Fund managers J. Paul Dokas and Timothy Connors discuss your Fund's performance over the past year and provide their outlook on the equities market. As always, we thank you for remaining committed to Delaware Investments.

Sincerely,

/s/ Charles E. Haldeman, Jr.
-------------------------------------
Charles E. Haldeman, Jr.
Chairman,
Delaware Investments Family of Funds



/s/ David K. Downes
-------------------------------------
David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

J. Paul Dokas

Portfolio Manager

Delaware Management Company


Timothy G. Connors

Portfolio Manager

Delaware Management Company

January 9, 2001



PORTFOLIO MANAGEMENT REVIEW
---------------------------

The Fund's Results

Delaware Social Awareness Fund returned -8.15% for the year ended
November 30, 2000 (Class A shares at net asset value with distributions reinvested). The Fund's unmanaged benchmark, the S&P 500 Index, returned -4.22%.

The Fund underperformed its benchmark during this period partly because of its exposure to several technology stocks that experienced major disappointments. Another factor that hurt the Fund's short-term performance was its use of social screens. These screens eliminate companies that:

o pollute the environment

o participate in the production of nuclear power

o manufacture military weapons

o conduct animal testing for cosmetics or personal care products

o produce alcoholic beverages or tobacco products, or

o contribute to the gambling industry.

Over the long term, we believe the existence of these screens should not adversely affect the Fund's performance. However, they can occasionally help or hurt short-term performance to a large degree. This past year was one of those times when the screens hurt our performance. In particular, the Fund's lower percentage of holdings in the oil, utilities, and pharmaceutical sectors compared to its benchmark, caused the Fund to miss out on strong performance by stocks in those areas during this period.

On the positive side, the Fund's broad diversification (it held 205 stocks at year-end) somewhat reduced the negative impact of any single disappointing holding. To use a baseball analogy, we prefer to hit a lot of singles rather than swing for the fences and try to hit the ball out of the park. Also, the Fund has a slight value bias, with lower price-to-earnings and price-to-book ratios than the overall market. This strategy benefited the Fund during the second half of its fiscal year, when many investors began abandoning growth stocks in search of safer grounds in the more value-oriented investments.

Delaware Social Awareness Fund
Portfolio Characteristics

As of November 30, 2000
------------------------------------------------------
Beta*                                            1.05
------------------------------------------------------
Average Price-to-Earnings
Ratio**                                         20.43x
------------------------------------------------------
Median Market
Capitalization                          $10.95 million
------------------------------------------------------

 *Beta is a measure of risk relative to the S&P 500 Index. A number less than
  1.0 means less historical price volatility than the Index. A number higher than 1.0 means more historical volatility.

**P/E is based on analysts' forward earnings estimates as reported by First
  Call/Thomson Financial.


Portfolio Highlights

The Fund added to its technology holdings as valuations of certain companies became more attractive from mid-summer through November. Despite this focus on relative value, the Fund was hurt by several technology stocks.

We purchased Computer Associates International after it declined substantially because our fundamental analysis concluded that we had seen the worst. After we invested, the company issued another earnings warning and the stock fell another 50%. As a result, we sold our position in the company in July 2000. The company's revenues were hurt by declines in DRAM (computer memory) prices and slowing personal computer sales.

Other PC-related stocks hurt performance as well during the period, including Dell, Micron Technology and Microsoft. Microsoft's price dropped quite precipitously when the company lost its anti-trust case.

This poor performance in the technology sector, was partially offset by a solid showing by some brokerage stocks, as the financial industry was dominated by merger and acquisition activity. In addition to actual acquisitions, speculation about possible deals caused other stocks to rise. We were fortunate to own PaineWebber, which was acquired by Swiss financial giant, UBS Warburg, as well as A. G. Edwards, whose stock prices rose in relation to brokerage stocks overall, but which remained independent. We sold our holdings in PaineWebber in July 2000, however, after the announcement of the takeover.

In the healthcare sector, Eli Lilly performed very well, as did IVAX, IMS Health and Amgen. Within consumer staples, Quaker Oats was a strong performer. Its price rose in response to acquisition interest by PepsiCo. In the energy sector, we benefited from holding Enron, the diversified energy and natural gas company, whose stock rose during our fiscal year.


[Growth of Capital Artwork]

Delaware Social Awareness Fund
Sector Allocation
As of November 30, 2000


Telecommunications                 10.62%
Other                              15.31%
Computers & Technology             17.63%
Banking, Finance & Insurance       21.09%
Healthcare & Pharmaceuticals        9.11%
Retail                              7.76%
Energy                              5.54%
Electronic & Electrical Equipment   4.74%
Consumer Products                   4.13%
Cable, Media & Publishing           4.07%


Market Outlook

Because many stocks have suffered declines in the past few months, we view them as well positioned for growth in the near future. While the accumulated impact of higher energy prices, interest rates, and uncertainty about the direction of the U.S. economy have caused some softness in prices and earnings, we believe economic fundamentals are still sound. We expect the Fund to benefit over the long term from our technology holdings. We also see good opportunities in the healthcare sector.

In our opinion, factors that held us back in the short term could be wind in our sails going forward. For example, we believe current prospects appear better for financial stocks than for utility stocks. Financial stocks may be hurt in the very short term by non-performing assets, but we expect their prospects to improve as the Federal Reserve lowers interest rates.

We remain committed to our disciplined, objective approach to selecting stocks with potential for long-term growth as we believe this strategy positions us to take advantage of new market opportunities as they arise.

Top 10 Holdings
As of November 30, 2000

                                                                 Percentage of
Company                           Sector                           Net Assets
-------------------------------------------------------------------------------
Cisco Systems                     Computers & Technology              3.45%
-------------------------------------------------------------------------------
Microsoft                         Computers & Technology              3.07%
-------------------------------------------------------------------------------
Citigroup                         Banking, Finance & Insurance        3.02%
-------------------------------------------------------------------------------
Eli Lilly                         Healthcare & Pharmaceuticals        2.32%
-------------------------------------------------------------------------------
Wal-Mart Stores                   Retail                              2.19%
-------------------------------------------------------------------------------
SBC Communications                Telecommunications                  2.08%
-------------------------------------------------------------------------------
BellSouth                         Telecommunications                  1.85%
-------------------------------------------------------------------------------
American International Group      Banking, Finance & Insurance        1.81%
-------------------------------------------------------------------------------
Enron                             Energy                              1.67%
-------------------------------------------------------------------------------
EMC                               Computers & Technology              1.62%
-------------------------------------------------------------------------------

FUND BASICS
-----------

Fund Objective
The Fund seeks to provide long-term
capital appreciation.

Fund Strategy
The Fund invests primarily in
mid-size to large companies that meet
certain socially responsible investment
criteria.

Total Fund Net Assets
As of November 30, 2000
$83.30 million

Number of Holdings
As of November 30, 2000
205

Fund Start Date
February 24, 1997

Your Fund Managers

J. Paul Dokas joined Delaware Investments in 1997. He was previously Director of Trust Investment Management at Bell Atlantic Corp. Mr. Dokas earned a bachelor's degree at Loyola College in Baltimore and an MBA at the University of Maryland. Mr. Dokas is a CFA charterholder.

Timothy G. Connors earned a BA degree at the University of Virginia and an MBA in Finance at Tulane University. He joined Delaware Investments in 1997 after serving as a Principal at Miller, Anderson & Sherrerd, where he managed equity accounts, conducted sector analysis and directed research. He previously held positions at CoreStates Investment Advisers and Fauquier National Bank. Mr. Connors is a CFA charterholder and a member of the Association for Investment Management and Research.

Nasdaq Symbols
Class A  DEQAX
Class B  DEQBX
Class C  DEQCX

DELAWARE SOCIAL AWARENESS FUND PERFORMANCE
------------------------------------------

Growth of a $10,000 Investment
February 24, 1997 (Fund inception) through November 30, 2000

                                                  Delaware Social
                                                  Awareness Fund
                              S&P 500 Index       Class A Shares
Feb-97                           $10,000               $9,420
May-97                           $10,780               $9,966
Nov-97                           $12,224              $11,752
May-98                           $14,088              $13,339
Nov-98                           $15,141              $12,871
May-99                           $17,052              $13,979
Nov-99                           $18,306              $14,858
May-00                           $18,838              $15,321
Nov-00                           $17,534              $13,299


Chart assumes $10,000 invested on February 24, 1997 and, where indicated, includes the effect of a 5.75% maximum front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to differing charges and expenses. The S&P 500 Index is an unmanaged composite that measures the performance of mostly large-capitalization U.S. companies. Returns plotted on the chart were as of the last day of each successive month. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Average Annual Total Returns
Through November 30, 2000                                 Lifetime    One Year
--------------------------------------------------------------------------------
Class A (Est. 2/24/97)
   Excluding Sales Charge                                  +9.58%      -8.15%
   Including Sales Charge                                  +7.86%     -13.41%
--------------------------------------------------------------------------------
Class B (Est. 2/24/97)
   Excluding Sales Charge                                  +8.76%      -8.80%
   Including Sales Charge                                  +8.13%     -13.31%
--------------------------------------------------------------------------------
Class C (Est. 2/24/97)
   Excluding Sales Charge                                  +8.76%      -8.80%
   Including Sales Charge                                  +8.76%      -9.71%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of distributions and, where indicated, any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

Class A shares have a 5.75% maximum front-end sales charge and an annual distribution and service fee not to exceed 0.30%.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a contingent deferred sales charge of up to 5% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

An expense limitation was in effect for all classes of Delaware Social Awareness Fund during the periods shown. Performance would have been lower if the expense limitation was not in effect.

Average annual total returns for the lifetime and one-year periods ended November 30, 2000 for Delaware Social Awareness Fund's Institutional Class were +9.84% and -7.87%, respectively. The Institutional Class was originally made available without sales charges only to a certain eligible institutional accounts on February 24, 1997.

Nasdaq Institutional Class symbol: DEQNX

Statement of Net Assets

DELAWARE SOCIAL AWARENESS FUND
------------------------------

                                                        Number of      Market
November 30, 2000                                       Shares         Value
--------------------------------------------------------------------------------
 Common Stock - 96.88%
 Automobiles & Auto Parts - 0.44%
 Federal Signal ................................          16,900     $   362,294
                                                                     -----------
                                                                         362,294
                                                                     -----------
 Banking, Finance & Insurance - 21.09%
 Aetna .........................................           4,500         302,906
 Allstate ......................................          14,930         571,072
 American Express ..............................          20,400       1,120,725
 American General ..............................             600          44,962
 American International Group ..................          15,562       1,508,541
 Bank of America ...............................          22,700         906,581
 Bank One ......................................           9,200         329,475
 Chase Manhattan ...............................          16,600         612,125
 Cigna .........................................           8,000       1,054,000
 Citigroup .....................................          50,536       2,517,324
 Comerica ......................................           8,070         420,144
 Countrywide Credit ............................           1,200          44,550
 Dime Bancorp ..................................          16,500         410,437
 Federal National Mortgage .....................          15,200       1,200,800
 Firstar .......................................           5,300         102,687
 Goldman Sachs Group ...........................           3,000         246,375
 Hartford Financial Services ...................             600          42,450
 Jefferson - Pilot .............................           1,400          95,550
 John Hancock Financial Services ...............           1,800          56,700
 Marsh & McLennan ..............................           4,120         474,315
 Mellon Financial ..............................           9,100         426,563
 Merrill Lynch & Company .......................           5,400         312,525
 Metropolitan Life Insurance ...................           1,800          53,325
 MGIC Investment ...............................           4,800         302,400
 Morgan Stanley Dean Witter ....................          13,900         880,913
 Nationwide Financial Services .................           2,600         106,763
 PMI Group .....................................           4,850         308,278
 PNC Financial Group ...........................           4,500         299,250
 Schwab (Charles) ..............................           6,600         182,738
 St. Paul ......................................           6,500         325,813
 Stilwell Financial ............................           6,000         195,000
 Suntrust Banks ................................           3,800         193,088
 T. Rowe Price Associates ......................           5,700         208,050
 Torchmark .....................................           3,400         129,200
 U.S. Bancorp ..................................           3,100          74,981
 UnumProvident .................................           8,700         234,900
 USA Education .................................           5,902         341,578
 Washington Mutual .............................          13,493         613,088
 Wells Fargo ...................................           6,700         317,831
                                                                     -----------
                                                                      17,568,003
                                                                     -----------
 Buildings & Materials - 1.21%
*American Standard .............................           8,300         347,044
 Kaufman & Broad Home ..........................           9,900         310,613
 York International ............................          13,300         347,463
                                                                     -----------
                                                                       1,005,120
                                                                     -----------

                                                        Number of       Market
                                                        Shares          Value
--------------------------------------------------------------------------------
 Common Stock (continued)
 Cable, Media & Publishing - 4.07%
*Adelphia Communications .....................            7,800       $  216,937
*Clear Channel Communications ................            5,264          265,832
*Echostar Communications .....................            5,000          145,937
 McGraw-Hill .................................            4,900          260,313
*Metro-Goldwyn-Mayer .........................           10,100          174,225
 New York Times ..............................            9,770          345,003
 Time Warner .................................           14,900          923,800
*USA Networks ................................            6,200          104,238
*Viacom ......................................           18,700          956,038
                                                                      ----------
                                                                       3,392,323
                                                                      ----------
 Chemicals - 1.41%
 Avery Dennison ..............................            8,400          462,000
 Beckmen Coulter .............................            2,500          191,562
*NRG Energy ..................................            5,700          146,063
 Praxair .....................................           10,400          373,750
                                                                      ----------
                                                                       1,173,375
                                                                      ----------
 Computers & Technology - 17.63%
 Adobe Systems ...............................            5,600          354,900
*America Online ..............................           22,600          917,786
*Applera-Celera Genomics .....................            1,000           41,625
*Ariba .......................................            2,100          130,725
*BEA Systems .................................            3,000          175,687
*BroadVision .................................            3,100           70,137
*Brocade Communications Systems ..............              700          117,556
*Cisco Systems ...............................           60,100        2,877,287
*Commerce One ................................            1,900           54,744
Compaq Computer ..............................           24,000          516,000
*Comverse Technology .........................            4,600          396,462
*Dell Computer ...............................           32,700          629,475
*EMC .........................................           18,200        1,353,625
*Extreme Networks ............................              400           20,550
*Finisar .....................................            1,000           23,312
*Gateway .....................................            9,700          184,300
*I2 Technologies .............................            1,500          144,563
*Inktomi .....................................            1,400           36,487
*Internet Capital Group ......................            6,500           37,375
*Juniper Networks ............................            1,700          212,288
 Linear Technology ...........................            5,600          264,950
*Metromedia Fiber Network ....................            4,000           46,750
*Micron Technology ...........................            7,900          248,850
*Microsoft ...................................           44,600        2,558,925
*Oracle ......................................           46,200        1,224,300
*Palm ........................................            8,758          316,930
*Realnetworks ................................            4,000           49,750
*Redback Networks ............................              600           41,888
*SDL .........................................              600          109,050
*Siebel Systems ..............................            5,800          405,275
*Teradyne ....................................            4,400          132,275

                                                         Number of     Market
Delaware Social Awareness Fund                           Shares        Value
--------------------------------------------------------------------------------
 Common Stock (continued)
 Computers & Technology (continued)
*Verisign ......................................           2,700     $   234,056
*Veritas Software ..............................           5,800         565,863
*Vignette ......................................           3,200          50,400
*Yahoo .........................................           3,500         138,688
                                                                     -----------
                                                                      14,682,834
                                                                     -----------
 Consumer Products - 4.13%
 Avon Products .................................          10,230         425,824
 Clorox ........................................           9,600         429,000
 Corning .......................................          10,500         614,250
 Gillete .......................................          24,500         829,937
 Maytag ........................................           7,100         203,238
 Minnesota Mining & Manufacturing ..............           9,400         938,825
                                                                     -----------
                                                                       3,441,074
                                                                     -----------
 Electronics & Electrical Equipment - 4.74%
*Advanced Micro Devices ........................          18,800         286,700
*Altera ........................................          11,000         263,312
*Applied Micro Circuits ........................             400          19,375
*Arrow Electronics .............................           6,900         165,169
 Avnet .........................................           8,900         156,862
 AVX ...........................................           7,400         138,750
*Broadcom ......................................           1,400         136,500
 Emerson Electric ..............................           6,900         502,837
*JDS Uniphase ..................................           8,500         425,531
*Microchip Technology ..........................           8,550         199,856
*National Semiconductor ........................           4,000          74,250
*PMC - Sierra ..................................           2,600         239,688
*Sycamore Networks .............................             800          33,150
 Symbol Technologies ...........................           8,900         356,556
 Teleflex ......................................           9,700         384,363
*TriQuint Semiconductor ........................           2,800          92,575
*Vishay Intertechnology ........................           7,300         137,788
*Xilinx ........................................           8,700         339,300
                                                                     -----------
                                                                       3,952,562
                                                                     -----------
 Energy - 5.54%
 Anadarko Petroleum ............................             800          47,600
 Apache ........................................          16,000         836,000
*BJ Services ...................................           3,500         186,375
 Baker Hughes ..................................           9,100         300,869
*Barrett Resources .............................           6,700         258,787
 Devon Energy ..................................             800          39,400
 Dynegy ........................................           6,200         274,350
 Enron .........................................          21,500       1,392,125
 Equitable Resources ...........................           7,600         423,700
*Noble Drilling ................................           7,500         216,094
 Questar .......................................          17,100         476,663
*Smith International ...........................             600          34,838
*Southern Energy ...............................           5,300         129,188
                                                                     -----------
                                                                       4,615,989
                                                                     -----------

                                                        Number of     Market
                                                        Shares        Value
--------------------------------------------------------------------------------
 Common Stock (continued)
 Environmental Services - 0.35%
 Applera-PE Biosystems Group .....................          3,500        289,187
                                                                      ----------
                                                                         289,187
                                                                      ----------
 Food & Beverage - 2.83%
 General Mills ...................................          8,400     $  345,450
 Heinz ...........................................          5,500        250,937
 Kellogg .........................................          3,800         93,575
 PepsiCo .........................................         14,800        671,550
 Quaker Oats .....................................          5,290        459,899
 Ralston-Purina Group ............................         12,100        318,381
 Wrigley .........................................          2,400        217,950
                                                                      ----------
                                                                       2,357,742
                                                                      ----------
 Healthcare & Pharmaceuticals - 9.11%
*Abgenix .........................................          1,300         63,456
*Amgen ...........................................          7,400        470,825
 Baxter International ............................          1,200        103,875
 Bergen Brunswig .................................         16,167        243,515
*Boston Scientific ...............................         20,500        263,937
 Cardinal Health .................................          5,348        534,466
 Eli Lilly .......................................         20,600      1,929,963
*Genentech .......................................          3,600        245,025
*Gilead Sciences .................................            900         73,294
*Guidant .........................................          6,200        334,412
 IMS Health ......................................         14,100        394,800
*IVAX ............................................         10,300        423,021
 McKesson ........................................         14,459        475,340
*Medimmune .......................................          4,200        223,388
 Medtronic .......................................         19,146      1,019,525
*Millenium Pharmaceuticals .......................          1,300         63,131
 Mylan Laboratories ..............................          9,800        234,588
*Oxford Health Plans .............................          1,500         60,844
*Protein Design Laboratories .....................            800         61,800
*Synavant ........................................            705          2,732
 United Health Group .............................          3,100        363,669
                                                                      ----------
                                                                       7,585,606
                                                                      ----------
 Industrial Machinery - 2.17%
*Applied Materials ...............................          8,800        355,850
 Illinois Tool Works .............................         10,623        598,208
 Ingersoll-Rand ..................................         13,400        539,350
 Pentair .........................................         11,200        315,700
                                                                      ----------
                                                                       1,809,108
                                                                      ----------
 Leisure, Lodging & Entertainment - 1.74%
 McDonald's ......................................         12,600        401,625
 Walt Disney .....................................         36,100      1,044,644
                                                                      ----------
                                                                       1,446,269
                                                                      ----------
 Metals & Mining - 0.14%
 Worthington Industries ..........................         12,700        116,681
                                                                      ----------
                                                                         116,681
                                                                      ----------
 Paper & Related Products - 0.26%
 Boise Cascade ...................................          7,600        219,450
                                                                      ----------
                                                                         219,450
                                                                      ----------

                                                        Number of      Market
Delaware Social Awareness Fund                          Shares         Value
--------------------------------------------------------------------------------
 Common Stock (continued)
 Retail - 7.76%
 Albertson's ...................................          14,600      $  373,212
*Amazon.com ....................................           3,500          86,406
*Best Buy ......................................           6,100         157,075
*Costco Wholesale ..............................           2,800          91,350
*Ebay ..........................................           2,400          82,350
*Federated Department Stores ...................          16,400         500,200
 Home Depot ....................................          30,200       1,183,462
*Kroger ........................................          19,100         506,150
 Ross Stores ...................................          13,930         214,174
*Safeway .......................................           8,700         512,756
 Sears, Roebuck ................................          11,300         366,572
 Target ........................................           3,700         111,231
 Tupperware ....................................          14,700         268,275
 Wal-Mart Stores ...............................          35,000       1,826,563
*Zale ..........................................           7,800         187,200
                                                                      ----------
                                                                       6,466,976
                                                                      ----------
 Telecommunications - 10.62%
*ADC Telecommunications ........................           5,300         106,994
 Alltel ........................................          12,000         735,000
 BellSouth .....................................          36,900       1,542,881
*Ciena .........................................           4,200         318,937
*Comcast .......................................          10,800         415,125
*Crown Castle ..................................           7,600         180,975
*Exodus Communications .........................           2,900          65,975
*Level 3 Communications ........................           5,300         142,438
*McLeodUSA .....................................          17,600         238,700
*Network Appliance .............................           2,600         128,375
*Nextel Communications .........................          14,300         443,300
 Nortel Networks ...............................          11,000         415,250
*Qualcomm ......................................           4,200         337,050
*Qwest Communications International ............           7,886         297,697
 SBC Communications ............................          31,600       1,736,025
 Sprint ........................................          22,100         508,300
*Sprint PCS ....................................          14,700         333,506
*Winstar Communications ........................          11,100         162,338
*Worldcom ......................................          41,500         619,906
*XO Communications .............................           8,100         120,488
                                                                      ----------
                                                                       8,849,260
                                                                      ----------
 Textiles, Apparel & Furniture - 0.24%
 Newell Rubbermaid .............................          10,396         202,072
                                                                      ----------
                                                                         202,072
                                                                      ----------
 Transportation & Shipping - 1.09%
 Delta Air Lines ...............................           7,300         346,750
 Tidewater .....................................           9,500         384,750
 UAL ...........................................           5,040         177,030
                                                                      ----------
                                                                         908,530
                                                                      ----------
 Utilities - 0.31%
*Calpine .......................................           7,200         255,600
                                                                      ----------
                                                                         255,600
                                                                      ----------
 Total Common Stock (cost $81,309,704) .........                      80,700,055
                                                                      ----------

                                                       Principal      Market
                                                       Amount         Value
--------------------------------------------------------------------------------
Repurchase Agreements - 2.90%
With BNP Paribas 6.48% 12/1/00
  (dated 11/30/00, collateralized by
  $352,000 U.S. Treasury Notes 5.50%
  due 8/31/01, market value $354,799 and
  $502,000 U.S.Treasury Notes 5.875%
  due 10/31/01, market value $503,084) .........        $839,000     $   839,000
With Chase Manhattan 6.45% 12/1/00
  (dated 11/30/00, collateralized by
  $479,000 U.S. Treasury Notes 5.50%
  due 3/31/03, market value $482,037 and
  $398,000 U.S. Treasury Notes 4.25%
  due 11/15/03, market value $384,716) .........         844,000         844,000
With J.P. Morgan Securities 6.45% 12/1/00
  (dated 11/30/00, collateralized by
  $744,000 U.S. Treasury Notes 6.625%
  due 4/30/02, market value $755,063) ..........         740,000         740,000
                                                                     -----------
Total Repurchase Agreements
  (cost $2,423,000) ............................                       2,423,000
                                                                     -----------
Total Market Value of Securities - 99.78%
  (cost $83,732,704) ...........................                      83,123,055
Receivables and Other Assets
  Net of Liabilities - 0.22% ...................                         179,470
                                                                     -----------
Net Assets Applicable to 7,163,269
  Shares Outstanding - 100.00% .................                     $83,302,525
                                                                     ===========
Net Asset Value - Delaware Social
  Awareness Fund A Class
  ($36,205,742 / 3,063,894 shares) .............                          $11.82
                                                                          ------
Net Asset Value - Delaware Social
  Awareness Fund B Class
  ($36,300,853 / 3,160,520 shares) .............                          $11.49
                                                                          ------
Net Asset Value - Delaware Social
  Awareness Fund C Class
  ($10,459,305 / 910,629 shares) ...............                          $11.49
                                                                          ------
Net Asset Value - Delaware Social
  Awareness Fund Institutional Class
  ($336,625 / 28,226 shares) ...................                          $11.93
                                                                          ------

------------
* Non-income producing security for the year ended November 30, 2000.

Delaware Social Awareness Fund
--------------------------------------------------------------------------------
Components of Net Assets at November 30, 2000:
Shares of beneficial interest
  (unlimited authorization-no par) .........................       $ 75,605,474
Accumulated net realized
  gain on investments ......................................          8,306,700
Net unrealized depreciation
  of investments ...........................................           (609,649)
                                                                   ------------
Total net assets ...........................................       $ 83,302,525
                                                                   ============

Net Asset Value and Offering
  Price per Share -
  Delaware Social Awareness Fund
Net asset value A Class (A) ................................             $11.82
Sales charge (5.75% of offering or 6.09%
  of amount invested per share) (B) ........................               0.72
                                                                         -------
Offering price .............................................             $12.54
                                                                         ------

-----------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $50,000 or more.


                             See accompanying notes

Statement of Operations


Year Ended November 30, 2000                          Delaware Social Awareness Fund
------------------------------------------------------------------------------------
Investment Income:
Dividends ...............................................    $954,506
Interest ................................................      59,752    $ 1,014,258
                                                             --------    -----------

Expenses:
Management fees .........................................     727,192
Distribution expenses ...................................     659,263
Dividend disbursing and transfer agent fees and expenses      357,038
Reports and statements to shareholders ..................      71,249
Registration fees .......................................      56,967
Accounting and administration expenses ..................      39,229
Custodian fees ..........................................       8,672
Professional fees .......................................       3,150
Trustees' fees ..........................................       4,408
Other ...................................................      20,780      1,947,948
                                                             --------
Less expenses absorbed or waived ........................                    (95,583)
Less expenses paid indirectly ...........................                     (2,230)
                                                                         -----------

Total expenses ..........................................                  1,850,135
                                                                         -----------

Net Investment Loss .....................................                   (835,877)
                                                                         -----------

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments ........................                  9,150,402
Net change in unrealized appreciation/depreciation of
  investments ...........................................                (15,950,395)
                                                                         -----------

Net Realized and Unrealized Loss on Investments .........                 (6,799,993)
                                                                         -----------

Net Decrease in Net Assets Resulting from Operations ....                $(7,635,870)
                                                                         ===========

                             See accompanying notes

Statements of Changes in Net Assets

                                                                          Delaware Social Awareness Fund
---------------------------------------------------------------------------------------------------------
                                                                                    Year Ended
                                                                            11/30/00           11/30/99
Increase (Decrease) in Net Assets from  Operations:
Net investment loss ...................................................    $  (835,877)      $  (689,792)
Net realized gain on investments ......................................      9,150,402         2,314,794
Net change in unrealized appreciation/depreciation of investments .....    (15,950,395)       10,745,101
                                                                           -----------------------------
Net increase (decrease) in net assets resulting from operations .......     (7,635,870)       12,370,103
                                                                           -----------------------------

Distribution to Shareholders from:
Net realized gain on investments:
   A Class ............................................................       (507,371)            --
   B Class ............................................................       (465,117)            --
   C Class ............................................................       (111,693)            --
   Institutional Class ................................................         (3,632)            --
                                                                           -----------------------------
                                                                            (1,087,813)            --
                                                                           -----------------------------

Capital Share Transactions:
Proceeds from shares sold:
   A Class ............................................................      8,409,460        14,511,988
   B Class ............................................................      7,395,013        13,994,716
   C Class ............................................................      4,660,695         3,750,889
   Institutional Class ................................................        202,742           309,395

Net asset value of shares issued upon reinvestment of distributions:
   A Class ............................................................        478,781             --
   B Class ............................................................        438,169             --
   C Class ............................................................        106,829             --
   Institutional Class ................................................          3,632             --
                                                                           -----------------------------
                                                                            21,695,321        32,566,988
                                                                           -----------------------------

Cost of shares repurchased:
   A Class ............................................................    (15,529,899)      (13,191,820)
   B Class ............................................................     (8,672,602)       (7,945,146)
   C Class ............................................................     (2,750,267)       (4,030,779)
   Institutional Class ................................................       (164,306)         (413,514)
                                                                           -----------------------------
                                                                           (27,117,074)      (25,581,259)
                                                                           -----------------------------

Increase (decrease) in net assets derived from capital share
  transactions ........................................................     (5,421,753)        6,985,729
                                                                           -----------------------------
Net Increase (Decrease) in Net Assets .................................    (14,145,436)       19,355,832

Net Assets:
Beginning of period ...................................................     97,447,961        78,092,129
                                                                           -----------------------------
End of period .........................................................    $83,302,525       $97,447,961
                                                                           =============================

                             See accompanying notes

Financial Highlights

Selected data for each share of the Fund outstanding
throughout each period were as follows:                             Delaware Social Awareness Fund A Class
--------------------------------------------------------------------------------------------------------------
                                                                                                      2/24/97(1)
                                                                            Year Ended                    to
                                                               11/30/00      11/30/99     11/30/98    11/30/97

Net asset value, beginning of period .......................    $13.010       $11.260      $10.330      $8.500

Income (loss) from investment operations:
   Net investment income (loss)(2) .........................     (0.064)       (0.043)       0.015       0.007
   Net realized and unrealized gain (loss) from investments      (0.981)        1.793        0.955       1.823
                                                                ----------------------------------------------
   Total from investment operations ........................     (1.045)        1.750        0.970       1.830
                                                                ----------------------------------------------

Less distributions:
   Distributions from net realized gain on investments .....     (0.145)           --       (0.040)         --
                                                                ----------------------------------------------
   Total distributions .....................................     (0.145)           --       (0.040)         --
                                                                ----------------------------------------------

Net asset value, end of period .............................    $11.820       $13.010      $11.260     $10.330
                                                                ==============================================

Total return(3) ............................................     (8.15%)       15.44%        9.52%      21.53%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .................    $36,206       $46,354      $38,858      $9,115
   Ratio of expenses to average net assets .................      1.50%         1.49%        1.45%       1.50%
   Ratio of expenses to average net assets prior to expense
     limitation and expenses paid indirectly ...............      1.63%         1.69%        1.56%       1.96%
   Ratio of net investment income (loss) to average net
     assets ................................................     (0.45%)       (0.35%)       0.14%       0.38%
   Ratio of net investment income (loss) to average net
     assets prior to expense limitation and expenses paid
     indirectly ............................................     (0.58%)       (0.55%)       0.03%      (0.08%)
   Portfolio turnover ......................................        68%           28%          22%         29%

-----------------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                  Delaware Social Awareness Fund B Class
---------------------------------------------------------------------------------------------------------------------
                                                                                                           2/24/97(1)
                                                                                Year Ended                    to
                                                                    11/30/00     11/30/99     11/30/98     11/30/97

Net asset value, beginning of period ............................    $12.740      $11.120      $10.280       $8.500

Income (loss) from investment operations:
   Net investment income (loss)(2) ..............................     (0.155)      (0.133)      (0.066)      (0.044)
   Net realized and unrealized gain (loss) from investments .....     (0.950)       1.753        0.946        1.824
                                                                     ----------------------------------------------
   Total from investment operations .............................     (1.105)       1.620        0.880        1.780
                                                                     ----------------------------------------------

Less distributions:
   Distributions from net realized gain on investments ..........     (0.145)          --       (0.040)          --
                                                                     ----------------------------------------------
   Total distributions ..........................................     (0.145)          --       (0.040)          --
                                                                     ----------------------------------------------

Net asset value, end of period ..................................    $11.490      $12.740      $11.120      $10.280
                                                                     ==============================================

Total return(3) .................................................     (8.80%)      14.57%        8.60%       20.94%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ......................    $36,301      $41,091      $30,172       $6,919
   Ratio of expenses to average net assets ......................      2.25%        2.24%        2.20%        2.20%
   Ratio of expenses to average net assets prior to expense
     limitation and expenses paid indirectly ....................      2.33%        2.39%        2.26%        2.66%
   Ratio of net investment income (loss) to average net assets ..     (1.20%)      (1.10%)      (0.61%)      (0.32%)
   Ratio of net investment income (loss) to average net assets
     prior to expense limitation and expenses paid indirectly ...     (1.28%)      (1.25%)      (0.67%)      (0.78%)
   Portfolio turnover ...........................................        68%          28%          22%          29%

--------------------

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.


                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                               Delaware Social Awareness Fund C Class
----------------------------------------------------------------------------------------------------------------
                                                                                                      2/24/97(1)
                                                                 Year Ended                               to
                                                                  11/30/00    11/30/99    11/30/98     11/30/97

Net asset value, beginning of period ..........................   $12.740      $11.120      $10.280      $8.500

Income (loss) from investment operations:
   Net investment income (loss)(2) ............................    (0.154)      (0.133)      (0.068)     (0.044)
   Net realized and unrealized gain (loss) from investments ...    (0.951)       1.753        0.948       1.824
                                                                  ---------------------------------------------
   Total from investment operations ...........................    (1.105)       1.620        0.880       1.780
                                                                  ---------------------------------------------

Less distributions:
   Distributions from net realized gain on investments ........    (0.145)          --       (0.040)         --
                                                                  ---------------------------------------------
   Total distributions ........................................    (0.145)          --       (0.040)         --
                                                                  ---------------------------------------------

Net asset value, end of period ................................   $11.490      $12.740      $11.120     $10.280
                                                                  =============================================

Total return(3) ...............................................    (8.80%)      14.57%        8.60%      20.94%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ....................   $10,459       $9,673       $8,683      $1,290
   Ratio of expenses to average net assets ....................     2.25%        2.24%        2.20%       2.20%
   Ratio of expenses to average net assets prior to expense
     limitation and expenses paid indirectly ..................     2.33%        2.39%        2.26%       2.66%
   Ratio of net investment income (loss) to average net assets     (1.20%)      (1.10%)      (0.61%)     (0.32%)
   Ratio of net investment income (loss) to average net assets
     prior to expense limitation and expenses paid indirectly      (1.28%)      (1.25%)      (0.67%)     (0.78%)
   Portfolio turnover .........................................       68%          28%          22%         29%

---------------------

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.


                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                       Delaware Social Awareness Fund Institutional Class
----------------------------------------------------------------------------------------------------------------
                                                                                                     2/24/97(1)
                                                                            Year Ended                   to
                                                                11/30/00     11/30/99     11/30/98    11/30/97
Net asset value, beginning of period ........................    $13.090      $11.310      $10.350      $8.500

Income (loss) from investment operations:
   Net investment income (loss)(2) ..........................     (0.024)      (0.012)       0.043       0.029
   Net realized and unrealized gain (loss) from investments .     (0.991)       1.792        0.957       1.821
                                                                 ---------------------------------------------
   Total from investment operations .........................     (1.015)       1.780        1.000       1.850
                                                                 ---------------------------------------------

Less distributions:
   Distributions from net realized gain on investments ......     (0.145)          --       (0.040)         --
                                                                 ---------------------------------------------
   Total distributions ......................................     (0.145)          --       (0.040)         --
                                                                 ---------------------------------------------

Net asset value, end of period ..............................    $11.930      $13.090      $11.310     $10.350
                                                                 =============================================

Total return(3) .............................................     (7.87%)      15.74%        9.70%      21.77%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ..................       $337         $329         $379        $107
   Ratio of expenses to average net assets ..................      1.25%        1.24%        1.20%       1.20%
   Ratio of expenses to average net assets prior to expense
     limitation and expenses paid indirectly ................      1.33%        1.39%        1.26%       1.66%
   Ratio of net investment income (loss) to average net assets    (0.20%)      (0.10%)       0.39%       0.68%
   Ratio of net investment income (loss) to average net assets
     prior to expense limitation and expenses paid indirectly     (0.28%)      (0.25%)       0.33%       0.22%
   Portfolio turnover .......................................        68%          28%          22%         29%

----------------------

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

                             See accompanying notes

Notes to Financial Statements

November 30, 2000
--------------------------------------------------------------------------------
Delaware Group Equity Funds II (the "Trust") is organized as a Delaware business trust and offers five series: Delaware Blue Chip Fund, Delaware Decatur Equity Income Fund, Delaware Diversified Value Fund, Delaware Growth and Income Fund and Delaware Social Awareness Fund. These financial statements and related notes pertain to Delaware Social Awareness Fund (the "Fund"). The Fund is a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund offers four classes of shares. The A Class carries a maximum front-end sales charge of 5.75%. The B Class carries a back-end deferred sales charge. The C Class carries a level load deferred sales charge and the Institutional Class has no sales charge.

The Fund's objective is to seek to provide long-term capital appreciation. It seeks to achieve this objective by investing primarily in equity securities of medium to large-sized companies expected to grow over time that meet the Fund's "Social Criteria" strategy.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation -- All equity securities are valued at the last quoted sales price as of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade then the mean between the bid and asked prices will be used. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

--------------------------------------------------------------------------------
Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and capital gains, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $2,230 for the year ended November 30, 2000. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. These were no credits for the year ended November 30, 2000. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "Expenses paid indirectly."

November 30, 2000
--------------------------------------------------------------------------------
2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager of the Fund, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of daily net assets, 0.70% on the next $500 million and 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion. At November 30, 2000, the Fund had a liability for investment management fees and other expenses payable to DMC of $52,577.

For the year ended November 30, 2000, Vantage Investment Advisors, Inc., an affiliate of DMC, provided sub-advisory services to the Fund. For the services provided to DMC, DMC paid the sub-adviser an annual fee which was calculated at the rate of 0.20% of average daily net assets averaging one year old or less, 0.25% of average daily net assets averaging two years or less but greater than one year old and 0.40% of average daily net assets averaging over two years old. The Fund did not pay any fees to the sub-adviser.

The investment management capabilities of Vantage Investment Advisors, Inc. have been consolidated into Delaware Management Business Trust as of January 1, 2001. As a result, DMC and Vantage are part of the same entity and, because there no longer is a need for the Fund to have an adviser and a sub-adviser, DMC assumed full management of the Fund.

DMC has elected to waive the portion, if any, of the management fee and reimburse the Fund to the extent that annual operating expenses, exclusive of taxes, interest, brokerage commissions, extraordinary expenses and distribution expenses exceed 1.25% of average daily net assets of the Fund through January 31, 2002.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administrative services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums. At November 30, 2000, the Fund had a liability for such fees and other expenses payable to DSC of $25,967.

Pursuant to the distribution agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of A Class and 1.00% of the average daily net assets of the B and C Classes. DDLP has elected to waive its fees to ensure that annual fees received from A Class do not exceed 0.25% of the average daily net assets of A Class through July 31, 2001. At November 30, 2000, the Fund had a liability for such fees and expenses of $21,535.

For the year ended November 30, 2000, DDLP earned $29,029 for commissions on sales of the Fund A Class shares.

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Fund. These officers, trustees and employees are paid no compensation by the Fund.

--------------------------------------------------------------------------------
3. Investments
During the year ended November 30, 2000, the Fund made purchases of $65,312,404 and sales of $74,548,295 of investment securities other than short-term investments.

At November 30, 2000, net unrealized depreciation for federal income tax purposes aggregated $(609,649) of which $14,552,610 related to unrealized appreciation of securities and $15,162,259 related to unrealized depreciation of securities. At November 30, 2000, the aggregate cost of securities for federal income tax purposes was $83,732,704.

4. Capital Shares
Transactions in capital shares were as follows:

                                                               Year Ended
                                                           11/30/00   11/30/99
Shares sold:
  A Class ..........................................        632,431   1,181,319
  B Class ..........................................        565,292   1,164,562
  C Class ..........................................        354,528     308,899
  Institutional Class ..............................         14,982      24,716

Shares issued upon reinvestment
  of distributions:
  A Class ..........................................         36,107          --
  B Class ..........................................         33,757          --
  C Class ..........................................          8,230          --
  Institutional Class ..............................            272          --
                                                         ----------  ----------
                                                          1,645,599   2,679,496
                                                         ----------  ----------



Shares repurchased:
  A Class ..........................................     (1,167,956) (1,068,001)
  B Class ..........................................       (663,961)   (653,313)
  C Class ..........................................       (211,354)   (330,699)
  Institutional Class ..............................        (12,159)    (33,067)
                                                         ----------  ----------
                                                         (2,055,430) (2,085,080)
                                                         ----------  ----------
Net increase (decrease) ............................       (409,831)    594,416
                                                         ==========  ==========

November 30, 2000
--------------------------------------------------------------------------------
5. Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participate in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of November 30, 2000, or at any time during the fiscal year.

6. Market & Credit Risk
The Fund only invests in companies that meet its definition of "socially responsible" and may be subject to certain risks as a result of investing only in socially responsible companies. By avoiding certain companies not considered socially responsible, it could miss out on strong performance from these companies.

7. Tax Information (Unaudited)
The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2001. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended November 30, 2000, the Fund designates distributions paid during the year as follows:

     (A)               (B)
  Long-Term         Ordinary              Total               (C)
Capital Gains        Income           Distributions       Qualifying
Distributions     Distributions        (Tax Basis)        Dividends(1)
-------------     -------------       -------------       ------------
    100%                --                100%                 --

(A) and (B) are based on a percentage of the Fund's total distributions.
(C) is based on a percentage of ordinary income of the Fund.

----------------------
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Report of Independent Auditors

--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees
Delaware Group Equity Funds II - Delaware Social Awareness Fund

We have audited the accompanying statement of net assets of Delaware Social Awareness Fund (the "Fund") as of November 30, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period February 24,1997 (commencement of operations) through November 30, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Social Awareness Fund at November 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended and for the period February 24, 1997 (commencement of operations) through November 30, 1997, in conformity with accounting principles generally accepted in the United States.

                                             /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
January 5, 2001

DELAWARE INVESTMENTS FAMILY OF FUNDS
------------------------------------

More information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

[GRAPHIC OMITTED: BUILDING BLOCKS OF A DIVERSIFIED PORTFOLIO "HOUSE"]

Building Blocks of a Diversified Portfolio

GROWTH OF CAPITAL
Aggressive Growth Equity Funds
Growth Equity Funds
o  Technology and Innovation Fund
o  Select Growth Fund
o  Trend Fund
o  Growth Opportunities Fund*
o  Small Cap Value Fund
o  U.S. Growth Fund
o  Tax-Efficient Equity Fund
o  Social Awareness Fund

TOTAL RETURN
Moderate Growth Equity Funds
o  Blue Chip Fund
o  Devon Fund
o  Growth and Income Fund
o  Decatur Equity Income Fund
o  REIT Fund
o  Balanced Fund

INTERNATIONAL AND GLOBAL
Internatinal and Global Funds
o  Emerging Markets Fund
o  New Pacific Fund
o  Overseas Equity Fund
o  International Equity Fund
o  Global Equity Fund
o  Global Bond Fund

CURRENT INCOME
Taxable Bond Funds
o  Delchester Fund
o  High-Yield Opportunities Fund
o  Strategic Income Fund
o  Corporate Bond Fund
o  Extended Duration Bond Fund
o  American Government Bond Fund
o  U.S. Government Securities Fund
o  Limited-Term Government Fund

TAX-EXEMPT INCOME
Tax-Exempt Bond Funds
o  National High-Yield Municipal Bond Fund
o  Tax-Free USA Fund
o  Tax-Free Insured Fund
o  Tax-Free USA Intermediate Fund
o  State Tax-Free Funds**

STABILITY OF PRINCIPAL
Stability of Principal
o  Cash Reserve
o  Tax-Free Money Fund

ASSET ALLOCATION
Asset Allocation Funds
(varying levels of income and growth potential)
o  Foundation Funds
      Growth Portfolio
      Balanced Portfolio
      Income Portfolio

 * Formerly known as DelCap Fund.

** Available for the following states: Arizona, California, Colorado, Florida,
   Idaho, Iowa, Kansas, Minnesota, Missouri, Montana, North Dakota, New Jersey, New Mexico, New York, Oregon, Pennsylvania and Wisconsin. Insured and intermediate bond funds are available in selected states.

(C)Delaware Distributors, L.P.

DELAWARE(SM)                                       For Shareholders
INVESTMENTS                                        1.800.523.1918
-----------
Philadelphia o London                              For Securities Dealers
                                                   1.800.362.7500

                                                   For Financial Institutions
                                                   Representatives Only
                                                   1.800.659.2265

                                                   www.delawareinvestments.com

This annual report is for the information of Delaware Social Awareness Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Social Awareness Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

BOARD OF TRUSTEES                             Thomas F. Madison                         Investment Manager
                                              President and Chief Executive Officer     Delaware Management Company
Charles E. Haldeman, Jr.                      MLM Partners, Inc.                        Philadelphia, PA
Chairman                                      Minneapolis, MN
Delaware Investments Family of Funds                                                    International Affiliate
Philadelphia, PA                              Janet L. Yeomans                          Delaware International Advisers Ltd.
                                              Vice President and Treasurer              London, England
Walter P. Babich                              3M Corporation
Board Chairman                                St. Paul, MN                              National Distributor
Citadel Constructors, Inc.                                                              Delaware Distributors, L.P.
King of Prussia, PA                                                                     Philadelphia, PA

David K. Downes                               AFFILIATED OFFICERS                       Shareholder Servicing, Dividend
President and Chief Executive Officer                                                   Disbursing and Transfer Agent
Delaware Investments Family of Funds          Richard J. Flannery                       Delaware Service Company, Inc.
Philadelphia, PA                              President and Chief Executive Officer     Philadelphia, PA
                                              Delaware Distributors, L.P.
John H. Durham                                Philadelphia, PA                          2005 Market Street
Private Investor                                                                        Philadelphia, PA 19103-7057
Horsham, PA                                   William E. Dodge
                                              Executive Vice President and
John A. Fry                                   Chief Investment Officer, Equity
Executive Vice President                      Delaware Investments Family of Funds
University of Pennsylvania                    Philadelphia, PA
Philadelphia, PA
                                              Jude T. Driscoll
Anthony D. Knerr                              Executive Vice President and
Consultant, Anthony Knerr & Associates        Head of Fixed Income
New York, NY                                  Delaware Investments Family of Funds
                                              Philadelphia, PA
Ann R. Leven
Former Treasurer, National Gallery of Art
Washington, DC




(4157)                                                       Printed in the USA
AR-147 [11/00] PPL 1/01                                                 (J6654)